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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Navarre Corporation (the "Company") for the fiscal year ended March 31, 2005, as filed with the Securities and Exchange Commission on June 14, 2005 (the "Annual Report"), I, Eric H. Paulson, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Annual Report fully complies with the requirements of
                  section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


June 14, 2005
                                      By /s/ James Gilbertson
                                         ----------------------------------
                                             James Gilbertson
                                             Vice President and
                                             Chief Financial Officer